Exhibit 10.1

Execution Version

LIMITED WAIVER AGREEMENT

This LIMITED WAIVER AGREEMENT, dated as of July 2, 2021 (this “Agreement”), among SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto (together with the Borrower, individually, a “Loan Party”, and collectively, the “Loan Parties”), the lenders (the “Lenders”) under, and as defined in, the Credit Agreement (as hereinafter defined), comprising at least the Required Lenders, and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”).

WHEREAS, reference is made to (x) that certain Third Amended and Restated First Lien Credit Agreement dated as of July 1, 2016 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among the Loan Parties, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent and Collateral Agent, and (y) that certain letter agreement dated as of June 17, 2021 (the “Original Waiver”; a copy of which is attached hereto as Annex A) by the Agent, the Lenders party thereto, and the Borrower; and

WHEREAS, as of the date hereof, the waiver period under the Original Waiver has expired; and

WHEREAS, as of the date hereof, (x) the QFS Event of Default (as defined in the Original Waiver) is continuing under Section 8.01(b) of the Credit Agreement, and (y) an Event of Default has occurred and is continuing under Section 8.01(b) of the Credit Agreement as a result of the Loan Parties’ failure (i) to cause the Total Revolving Outstandings to not exceed the Revolving Loan Cap and (ii) to comply with the Loan to Value Ratio Covenant (as defined in the Original Waiver) (the “Borrowing Event of Default” and, together with the QFS Event of Default, the “Specified Defaults”); and

WHEREAS, as a result of the existence of the Specified Defaults, the Agent and the Lenders have the right to cease making any Revolving Credit Extensions, to charge the Default Rate of interest under Section 2.07(b) of the Credit Agreement, to declare a Cash Control Event to have occurred and be continuing, to accelerate the time for payment of the Obligations and to exercise their rights and remedies upon default, including, without limitation, foreclosure upon the Collateral furnished to secure the Obligations.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.          Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. The rules of construction and other interpretive provisions specified in Article 1 of the Credit Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto.

Section 2.          Limited Waiver. The Agent and the Lenders hereby agree, subject to the compliance by the Loan Parties with the terms and conditions set forth below, that from the date hereof through the earlier to occur of (x) August 10, 2021, (y) the occurrence of any Event of Default (other than the Specified Defaults) or (z) the failure of any Loan Party to comply with any term, condition or covenant set forth in this Agreement (the “Waiver Maturity Date”), they will waive the Specified Defaults and certain rights and remedies of the Agent and the Lenders with respect to the Specified Defaults. Each of the parties hereto agrees that, effective on the date hereof (the “Waiver Effective Date”):

(a)                Beginning on July 6, 2021, and on Monday of each week thereafter during the term of this Agreement, the Loan Parties shall repay the Obligations in such amount as will cause Beginning Cash for such applicable week to be not less than, or greater than, $11,000,000. As used herein, “Beginning Cash” shall mean the amount of cash on the balance sheet of the Loan Parties as reflected in the line item titled “Beginning Cash” as set forth in the most recent Cash Flow Forecast (as defined below) delivered to the Agent. For the avoidance of doubt, it is understood and agreed that no payment shall be otherwise be due on any date set forth above if the actual amount of “Ending Cash” for the prior week period is less than $11,000,000 (notwithstanding such projected amount of “Ending Cash” for such week set forth in the most recent Cash Flow Forecast delivered to the Agent).

(b)                The Loan Parties shall deliver to the Agent a Cash Flow Forecast (as defined below) on Wednesday of each week, covering the thirteen week period commencing with the week beginning on the Sunday immediately prior to delivery thereof and the subsequent twelve (12) weeks. As used herein, the term “Cash Flow Forecast” shall mean the thirteen week cash flow forecast of the Loan Parties in the form previously delivered to the Agent, which cash flow forecast shall depict, on a weekly basis, cash revenues, receipts, expenses and disbursements of the Loan Parties on a consolidated basis.

(c)                The Loan Parties shall continue to retain a restructuring consultant acceptable to the Agent in its reasonable discretion (the “Restructuring Consultant”; it being agreed that Miller Buckfire & Co., LLC and Stifel Financial Corp. shall be so acceptable to the Agent) to assist with, among other things, any sale process related to the Loan Parties’ assets, and shall deliver to the Restructuring Consultant or the Agent, as applicable, any information reasonably requested by the Restructuring Consultant or the Agent in connection with any appraisals, collateral audits, valuations of the Collateral, other Collateral reporting, bank account information, information relating to daily cash needs and other cash management, letters of intent, indications of interest, or similar offers, and related documents and information otherwise related to the Cash Flow Forecast and the sale process, and such other matters as required by the Agent in its reasonable discretion.

(d)                The Loan Parties shall participate in reporting calls on a bi-weekly basis among the Borrower, the Borrower’s advisors (including the Restructuring Consultant), the Agent and the Agent’s advisors, to be scheduled during reasonable business hours and as mutually agreed between the Borrower and the Agent.

(e)                From the Waiver Effective Date through the Waiver Maturity Date, no Cash Control Event shall be deemed to have occurred and be continuing under the Credit Agreement; provided that in no event shall the Borrower or any other Loan Party be permitted to incur additional Revolving Credit Extensions, or make any cash Investments (other than Investments made in the ordinary course of business pursuant to clauses (h), (k), (l), (o), (p) and (s) of the definition of Permitted Investments), Restricted Payments or prepayments of Indebtedness (other than the Obligations) during the term of this Agreement.

(f)                 From the Waiver Effective Date through the Waiver Maturity Date, in connection with any Disposition of any Intellectual Property or related assets of the Borrower or its Subsidiaries, the Borrower shall apply the Net Proceeds received in connection with any such Disposition to prepay the Loans and Cash Collateralize the other L/C Obligations in an amount equal to 100% of the orderly liquidation value of such assets as determined by the most recent appraisal of such Intellectual Property or related assets undertaken by the Agent with respect thereto. The first $30,000,000 of any such Net Proceeds shall be applied to ratably repay outstanding Revolving Loans. Thereafter, such Net Proceeds shall be applied first, ratably, to the remaining scheduled installments of principal in respect of the Tranche A Term Loan in the direct order of maturity, second, ratably, to the outstanding Revolving Loans, third, ratably, to the L/C Borrowings and fourth, ratably, to the Tranche A-1 Term Loan.

(g)                From the Waiver Effective Date through the Waiver Maturity Date, all outstanding Obligations shall accrue interest at the Default Rate as set forth in Section 2.07(b) of the Credit Agreement.

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(h)                In consideration of the waiver set forth in this Agreement, the Loan Parties shall pay to the Agent, for the ratable benefit of the Lenders party to this Agreement, a waiver fee in an amount equal to 1.00% of the aggregate outstanding principal amount of the Tranche A Term Loan, the aggregate outstanding principal amount of the Tranche A-1 Term Loan, and the aggregate amount of the Revolving Commitments (i.e., $2,079,137.05) (the “Waiver Fee”). The Waiver Fee shall be fully earned on the Waiver Effective Date, shall accrue during the term of this Agreement, and shall be due and payable on the Waiver Maturity Date unless on or before the Waiver Maturity Date, the Loan Parties have delivered the Agent a fully underwritten commitment by one or more Lenders under the Second Lien Facility for a financing in an amount sufficient to repay the Obligations in full in cash and otherwise on terms reasonably acceptable to the Agent (the “Refinancing Commitment”); provided, however, that this Section 2(h) may be waived, modified, or amended with the consent of the Required Lenders and shall not be deemed a waiver, modification, or amendment of a scheduled payment or mandatory prepayment or any other provision requiring the consent of each Lender or each affected Lender; provided, further, however, “Beginning Cash” as used in Section 2(a), shall mean $11,000,000 plus the amount of the Waiver Fee with respect any repayment of Obligations for the week in which the Waiver Maturity Date occurs.

(i)                 In the event that the Loan Parties have not delivered the Refinancing Commitment on or before the Waiver Maturity Date, then on and after the Waiver Maturity Date, the Agent shall be entitled to engage and retain, at the expense of the Loan Parties, a financial advisor acceptable to the Agent to provide advice, analysis and reporting with respect to such matters relating to the Loan Parties as the Agent may determine. The Loan Parties and their advisors (including the Restructuring Consultant) shall cooperate in all material respects with the Agent’s financial advisor and provide all information relating to the Loan Parties that the Agent’s financial advisor may reasonably request in a timely manner. The provisions of this clause (i), to the extent applicable, shall survive the termination of this Agreement.

Section 3.          Effect of Waiver; Etc. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, each Loan Party acknowledges and agrees that (a) the waiver of the Specified Defaults set forth herein shall terminate upon the earlier to occur of (x) the Waiver Maturity Date and (y) the failure of the Loan Parties to comply in any material respect with each of their obligations set forth in Section 2 above, and (b) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms. On and as of the Waiver Effective Date, (i) this Agreement shall be a Loan Document and (ii) each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement as amended hereby; provided, however, that if the Borrowing Event of Default is cured or otherwise no longer continuing (which the parties hereto agree shall occur only to the extent that the amount of outstanding Revolving Loans have been repaid in an aggregate amount equal to $30,000,000) on any date that is on or prior to the Waiver Maturity Date, the obligations of the Loan Parties and the provisions set forth in Sections 2(a) and 2(g) above shall terminate and be of no further force and effect; provided further that all other provisions of this Agreement shall remain in full force and effect, and no permanent waiver of the Specified Defaults shall be deemed to have occurred as a result thereof.

Section 4.          Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.07, 10.10, 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference herein mutatis mutandis.

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Section 5.          Effectiveness. This Agreement shall become effective when the Agent shall have received counterparts of this Agreement executed and delivered by a duly authorized officer of each of (i) the Loan Parties and (ii) Lenders constituting at least the Required Lenders.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SEQUENTIAL BRANDS GROUP, INC.,
as the Borrower

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

GUARANTORS:

SQBG, INC.

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

SEQUENTIAL LICENSING, INC.

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

HEELING SPORTS LIMITED

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

B®AND MATTER, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

SBG FM, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

GALAXY BRANDS LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

THE BASKETBALL MARKETING COMPANY, INC.

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

AMERICAN SPORTING GOODS CORPORATION

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

LNT BRANDS LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

JOE’S HOLDINGS LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

GAIAM BRAND HOLDCO, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

GAIAM AMERICAS, INC.

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

SBG-GAIAM HOLDINGS, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

BANK OF AMERICA, N.A. , as the Agent and a Lender

By:	/s/ Roger Malouf
Name: Roger Malouf
Title: Senior Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sheree L. Dorsey
Name: Sheree L. Dorsey
Title: Vice President

CITIZENS BANK, N.A., as a Lender

By:	/s/ Madison Burns
Name: Madison Burns
Title: Assistant Vice President